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                                                                EXHIBIT 10.24

                                                             [EXECUTION COPY]



                           FIRST AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT
AGREEMENT, dated as of September 11, 1998 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (the "Credit Agreement");

         WHEREAS, the Credit Agreement prohibits, inter alia, the purchase or redemption of shares of the Capital Stock of the Borrower by the Borrower or its Subsidiaries;

         WHEREAS, the Borrower desires (subject to certain limitations) to purchase or redeem certain outstanding shares of its Capital Stock; and

         WHEREAS, the Required Lenders are willing, on and subject to the terms and conditions set forth below, to amend the Credit Agreement as provided below (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Required Lenders hereby agree as follows:


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                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the fourth recital.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the satisfaction of the conditions set forth in Article III, effective as of the date hereof, the Credit Agreement is hereby amended in accordance with this Article II; except expressly as so amended by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its terms.

         SECTION 2.1.      Amendment to Section 1.1 of the Credit Agreement.
Section 1.1 of the Credit Agreement ("Defined Terms") is hereby amended as follows:

                  (a) by inserting in such Section the following definition in the appropriate alphabetical order:

                           "First Amendment" means the First Amendment to
                  Amended and Restated Credit Agreement, dated as of September 11, 1998, among the Borrower, the Lenders parties thereto and the Agents.

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                  (b)      by deleting clause (b) of the definition of "EBITDA"
         set forth in such Section in its entirety and substituting therefor the following:

                           (b) to the extent deducted in arriving at such Net
                  Income, the sum, without duplication, of (i) Aggregate Interest Expense, plus (ii) taxes computed on the basis of income plus (iii) the aggregate amount of depreciation and amortization of tangible and intangible assets plus (iv) extraordinary and non-recurring expenses or charges resulting from the Transaction in an amount not to exceed $56,000,000 in the aggregate plus (v) other extraordinary and non-recurring expenses or charges in an amount not to exceed $25,000,000 in the aggregate since the Amendment Effective Date minus

                           (c) to the extent included in arriving at such Net
                  Income, extraordinary and non-recurring gains in an amount not to exceed $25,000,000 in the aggregate since the Amendment Effective Date.

         SECTION 2.2. Amendment to Section 8.2.6 of the Credit Agreement. The proviso to clause (a) of Section 8.2.6 of the Credit Agreement ("Restricted Payments, etc.") is hereby amended by deleting such proviso in its entirety and substituting therefor the following:

         provided, however, that the Borrower may (x) declare, pay and make Distributions to its stockholders with respect to, and (y) purchase or redeem, shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of the Borrower, in each case, in any Fiscal Year to the extent the aggregate amount to be expended in respect of such Distribution, purchase or redemption to be made by the Borrower pursuant to this proviso, when added to the aggregate amount expended in respect of all other such Distributions, purchases or redemptions made pursuant to this proviso during the Fiscal Year in which such Distribution, purchase or redemption would be made, does not exceed 20% of the Net Income of the Borrower for the immediately preceding Fiscal Year, so long as

                           (i) both before and after giving effect to any such Distribution, purchase or redemption pursuant to the preceding proviso, no Default shall have occurred and be continuing, and

                           (ii) in the case of any such Distribution, the Borrower shall have delivered to the Administrative Agent (A) financial statements prepared on a pro forma basis to give effect to such Distribution for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to


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                  the Administrative Agent pursuant to Section 8.1.1 (including
                  Section 8.1.1 of the Original Credit Agreement) and (B) a certificate of the Borrower executed by an Authorized Officer of the Borrower demonstrating that the financial results reflected in such financial statements would comply with the requirements of Section 8.2.4 for the Fiscal Quarter in which such Distribution is to be made;


                                  ARTICLE III

                          CONDITIONS TO EFFECTIVENESS

         This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the Required Lenders.

         SECTION 3.2. Execution of Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION 3.3. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.4 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the Required Lenders and the Agents to enter into this Amendment, the Borrower hereby represents and warrants to each Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a)      the representations and warranties set forth in
         Article VII of the Credit Agreement (excluding, however, those contained in Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);


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                  (b)      except as disclosed by the Borrower to the Agents,
         the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (c) no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree; and

                  (d) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

         SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION 4.3. Compliance with Credit Agreement. As of the execution and delivery of this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit


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Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.

                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION 5.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         SECTION 5.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.


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         SECTION 5.6.      Execution in Counterparts. This Amendment may be
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.7. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 5.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.9. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                      BUDGET GROUP, INC.


                                      By: /s/
                                         --------------------------------------
                                         Name:
                                         Title:


                                      CREDIT SUISSE FIRST BOSTON, as a Lender,
                                        the Issuer and the Administrative Agent


                                      By: /s/ Robert Hetu
                                         --------------------------------------
                                         Name:  Robert Hetu
                                         Title: Vice President


                                      By: /s/ Joel Gladowski
                                         --------------------------------------
                                         Name:  Joel Gladowski
                                         Title: Managing Director


                                      NATIONSBANK, N.A.


                                      By: /s/ Richard M. Starke
                                         --------------------------------------
                                         Name:  Richard M. Starke
                                         Title: Senior Vice President

                                      BANK OF HAWAII


                                      By: /s/ Donna R. Parker
                                         --------------------------------------
                                         Name:  Donna R. Parker
                                         Title: Vice President


                                      BANK OF MONTREAL


                                     By: /s/ Sheila C. Weimer
                                        ---------------------------------------
                                        Name:  Sheila C. Weimer
                                        Title: Director


                                      THE BANK OF NEW YORK


                                      By: /s/ Christine C. Bailey
                                         --------------------------------------
                                         Name:  Christine C. Bailey
                                         Title: Assistant Vice President


                                      THE BANK OF NOVA SCOTIA


                                      By: /s/ F.C.H. Ashby
                                         --------------------------------------
                                         Name:  F.C.H. Ashby
                                         Title: Senior Manager Loan Operations


                                      THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        NEW YORK BRANCH


                                       By:
                                          -------------------------------------
                                          Name:
                                         Title:

                                      BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                        S.A GROUP, NEW YORK BRANCH


                                      By: /s/ William A. Shea
                                        ---------------------------------------
                                        Name:  William A. Shea
                                        Title: Vice President


                                      BANK UNITED


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                      PARIBAS


                                      By: /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


                                      By: /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


                                      BANQUE WORMS CAPITAL CORPORATION


                                      By: /s/
                                        ---------------------------------------
                                        Name:
                                        Title:

                                      BHF-BANK AKTIENGESELLSCHAFT


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      CIBC, INC.


                                      By: /s/ Stephanie E. Devane
                                         --------------------------------------
                                         Name:  Stephanie E. Devane
                                         Title: Executive Director


                                      COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE


                                      By: /s/ Martha Skidmore
                                         --------------------------------------
                                         Name:  Martha Skidmore
                                         Title: Vice President


                                      By: /s/ Eric Longuet
                                         --------------------------------------
                                         Name:  Eric Longuet
                                         Title: Vice President

                                      COMMERZBANK AKTIENGESELLSCHAFT,
                                        CHICAGO BRANCH


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      CREDIT AGRICOLE INDOSUEZ


                                      By: /s/ David Bouhl
                                         --------------------------------------
                                         Name:  David Bouhl
                                         Title: FVP


                                      By: /s/ Dean Balice
                                         --------------------------------------
                                         Name:  Dean Balice
                                         Title: Senior Vice President


                                      CREDIT LYONNAIS CHICAGO BRANCH


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                      By: /s/ Ken Hamilton
                                         --------------------------------------
                                         Name:  Ken Hamilton
                                         Title:


                                      By: /s/ Deborah Slusarczyk
                                         --------------------------------------
                                         Name:  Deborah Slusarczyk
                                         Title: Vice President

                                      ERSTE BANK DER OESTERREICHISCHEN
                                        SPARKASSEN AG


                                      By: /s/ John S. Runnion
                                         --------------------------------------
                                         Name:  John S. Runnion
                                         Title: First Vice President


                                      FLEET BANK, N.A.


                                      By: /s/ Andrea H. Lee
                                         --------------------------------------
                                         Name:  Andrea H. Lee
                                         Title: Vice President


                                      THE FUJI BANK, LIMITED


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      GREEN TREE FINANCIAL SERVICING CORP.


                                      By: /s/
                                         --------------------------------------
                                         Name:
                                         Title:


                                      IMPERIAL BANK


                                      By: /s/ Mark Campbell
                                         --------------------------------------
                                         Name:  Mark Campbell
                                         Title: Senior Vice President

                                      THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:





                                      NATEXIS BANQUE


                                      By: /s/ Pieter J. van Tulder
                                         --------------------------------------
                                         Name:  Pieter J. van Tulder
                                         Title: Vice President and Manager


                                      PNC BANK, N.A.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                      SOUTHERN PACIFIC BANK


                                      By: /s/ Cheryl A. Wasilewski
                                         --------------------------------------
                                         Name:  Cheryl A. Wasilewski
                                         Title: Vice President


                                      THE SUMITOMO BANK, LIMITED, NEW
                                        YORK BRANCH


                                      By: /s/ John C. Kissinger
                                         --------------------------------------
                                         Name:  John C. Kissinger
                                         Title: General Manager

                                      SUNTRUST BANK CENTRAL FLORIDA, N.A.


                                      By: /s/
                                         --------------------------------------
                                         Name:
                                         Title:


                                      TORONTO DOMINION (TEXAS), INC.


                                      By: /s/ Jimmy Simlen
                                         --------------------------------------
                                         Name:  Jimmy Simlen
                                         Title: Vice President


                                      THE TOYO TRUST & BANKING CO., LTD.


                                      By: /s/ Takashi Mikumo
                                         --------------------------------------
                                         Name:  Takashi Mikumo
                                         Title: Vice President


                                      UNION BANK OF CALIFORNIA, N.A.


                                      By: /s/ Richard P. Degrey
                                         --------------------------------------
                                         Name:  Richard P. Degrey
                                         Title: Vice President